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                                                                   EXHIBIT 10.36

                              SECOND AMENDMENT TO
                              LOAN AGREEMENT AND
                              SECOND AMENDMENT TO
                         PLEDGE AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT AND SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (the "Amendment") dated as of September 1, 2000 between NVR MORTGAGE FINANCE, INC., a Virginia corporation ("Borrower"), the Lenders party
                                                 --------
to the Loan Agreement referred to below ("Lenders"), and U.S. BANK NATIONAL ASSOCIATION, as agent ("Agent") for the Lenders.

     WITNESSETH THAT:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of September 7, 1999, as amended by a Consent, Waiver and First Amendment to Loan Agreement dated as of November 19, 1999 (as so amended, the "Loan Agreement"), pursuant to which the Lenders provide the Borrower with a revolving mortgage warehousing credit facility;

     WHEREAS, the Borrower and the Lenders have agreed to amend the Loan Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders agree as follows:

     1.  Certain Defined Terms. Each capitalized term used herein without being
         ---------------------
defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

     2.  Amendments to Loan Agreement. The Loan Agreement is hereby amended as
         ----------------------------
follows:

         (a)   The definition of "Eligible Mortgage Loan" in Section 1.1 of the
                                  ----------------------
     Loan Agreement is hereby amended to (i) add "or REO" before the colon at the end of the second line thereof, (ii) amend clauses (h) and (k) thereof in their entirety to read as follows:

               (h) which, except in the case of an Investment Mortgage Loan or REO, has not previously been sold to an Investor and repurchased by Borrower;

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               (k)  except in the case of an Investment Mortgage Loan or REO, with respect to which no more than 180 days have elapsed since the original funding of such Mortgage Loan to the Mortgagor;

     (iii) add "or REO" after "Investment Loan" each place it appears therein,
     (iv) delete the word "and" at the end of clause (o) thereof, (v) delete the period at the end of clause (p) thereof and substitute "; and" therefor, and (vi) add the following clause (q) after clause (p) thereof:

               (q) in connection with which, in the case of an Investment Mortgage Loan that has been converted to REO, the requirements of
          Section 4.08 of the Pledge and Security Agreement have been satisfied.

          (b)  The definition of "Scheduled Termination Date" in Section 1.1 of
                                  --------------------------
     the Loan Agreement is hereby amended in its entirety to read as follows:

               "Scheduled Termination Date" means August 31, 2001.
                --------------------------

          (c)  The definition of Swing Advance Limit" in Section 1.1 of the Loan
                                 -------------------
     Agreement is hereby amended in its entirety to read as follows:

               "Swing Advance Limit" means $45,000,000.
                -------------------

          (d) Section 2.1(g) of the Loan Agreement is hereby amended in its entirety read as follows:

               (g)  Increases. Borrower may from time to time request any Lender
                    ---------
          to increase its Commitment, provided that the total Commitment may be increased to no more than $125,000,000. That increase must be effected by an amendment executed by Borrower, Agent, and the increasing Lender. Borrower shall execute and deliver to each such Lender a Committed Warehouse Note in the stated amount of its new Commitment. No Lender is obligated to increase its Commitment under any circumstances, and no Lender's Commitment may be increased except by its execution of an amendment as stated above. Each new Lender providing such additional Commitment increase shall be a "Lender" hereunder, entitled to the rights and benefits, and subject to the duties, of a Lender under the Loan Documents. All amounts advanced hereunder pursuant to any such additional Commitment shall be secured by the Collateral on a pari passu basis with all other amounts advanced hereunder. In the event the total Commitment is increased, Borrower shall notify each Lender in writing of such increase. In the case of a Commitment increase, each Lender's Commitment Percentage shall be recalculated to reflect the new proportionate share of the revised total Commitments and the Lender holding an additional Commitment shall, immediately upon receiving notice from Agent, pay to the Agent an amount equal to its pro rata share of the Borrowings outstanding as of such date. All such

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          payments shall reduce ratably the outstanding principal balance of the
          Committed Warehouse Notes, shall be distributed by the Agent to the Lenders for application accordingly, and shall represent Borrowings to Borrower under the new or increasing Lender's Committed Warehouse
          Note. The new or increasing Lender shall be entitled to share ratably in interest accruing on the balances purchased, at the rates provided herein for such balances, from and after the date of such payment. All new Borrowings occurring after an increase of the total Commitments shall be funded in accordance with each Lender's revised Commitment Percentage.

          (e) Section 2.4 of the Loan Agreement is hereby amended to add the following subsection (e) at the end thereof:

               (e)  Construction/Lot Fee. Borrower shall pay to the Agent, for
                    --------------------
          the ratable benefit of Lenders, a fee equal to 0.5% per annum of the average outstanding balance of the Construction/Lot Tranches. Such fee, accrued through the end of each calendar month, shall be paid on the fifth day of the following month. The accrued amount of such fee shall also be payable on the Termination Date. Such fee shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

          (f) Sections 2.11(b) and (c) of the Loan Agreement are hereby amended in their entirety to read as follows:

               (b)  Balance Funded Rate Segment. A Balance Funded Rate Segment
                    ---------------------------
          consisting of any portion of a Construction/Lot Loan Tranche shall bear interest at the rate of 1.25% per annum. A Balance Funded Rate Segment consisting of any portion of a Gestation Loan Tranche shall bear interest at the rate of 0.65% per annum. A Balance Funded Rate Segment consisting of any portion of a Regular Tranche shall bear interest at the rate of 1.25% per annum.

               (c)  LIBOR Segments. A LIBOR Segment consisting of any portion of
                    --------------
          a Construction/Lot Loan Tranche shall bear interest at a rate per annum equal to the sum of LIBOR plus 1.25% per annum. A LIBOR Segment consisting of any portion of a Gestation Loan Tranche shall bear interest at a rate per annum equal to the sum of LIBOR plus 0.65% per annum. A LIBOR Segment consisting of any portion of a Regular Tranche shall bear interest at a rate per annum equal to the sum of LIBOR plus 1.25% per annum.

          (g) Section 6.1(b), 6.1(d) and 6.1(e) of the Loan Agreement are hereby amended in their entirety to read as follows:

               (b) Promptly after becoming available, and in any event within 45 days after the end of each March, June, September and December, and 30 days

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          after the end of each other month, a consolidated balance sheet of
          Borrower and its Subsidiaries, if any, as of the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Borrower and its Subsidiaries, if any, for such month and the period from the beginning of the current fiscal year of Borrower through the end of such month, (i) certified by the president of the Borrower or the chief financial officer of Parent to have been prepared in accordance with GAAP applied on a basis consistent with prior periods, subject to normal year-end adjustments, and (ii) accompanied by a completed Officer's Certificate in the form of
          Exhibit I hereto, executed by the president of the Borrower or the chief financial officer of Parent;

               (d)   [INTENTIONALLY OMITTED];

               (e) Promptly and in any event within 30 days after the end of each month, management report regarding Borrower's commitment position, pipeline position and production;

          (h) Section 6.22 of the Loan Agreement is hereby amended in its entirety to read as follows:

               6.22  Senior Management. If William Inman or Paul Saville shall
                     -----------------
          cease to hold his current senior management position, unless the same results from unsolicited resignation, death, disability, unsolicited retirement or termination for cause, the Borrower shall promptly thereafter undertake a search for a replacement officer with comparable ability, as determined in good faith by the Borrower's Board of Directors, and shall complete such search within a reasonable period of time, and during such period of time the Borrower shall continue to conduct its business in accordance with customary industry standards.

          (i) Section 7.9 and 7.10 of the Loan Agreement are hereby amended in their entirety to read as follows:

               7.9   Adjusted Tangible Net Worth. Adjusted Tangible Net Worth at
                     ---------------------------
          any date shall not be less than $8,000,000.

               7.10  Liabilities to Adjusted Tangible Net Worth Ratios. The
                     -------------------------------------------------
          ratio of (a) the Total Liabilities, excluding the Borrower's (i) net deferred taxes, (ii) Advances to the extent of the aggregate Collateral Value of all Eligible Gestation Mortgage Loans, and (iii) obligations in respect of Repurchase Agreements, to (b) Adjusted Tangible Net Worth, shall not at any time exceed 12.5 to 1.0.

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          (j)  Section 8.1(m) of the Loan Agreement is hereby amended in its entirety to read as follows:

               (m)   [INTENTIONALLY OMITTED];

          (k) Schedule 1.1(a) to the Loan Agreement is hereby amended in its entirety to read as set forth on Schedule 1.1(a) hereto.

          (l) Schedule 1.1(b) to the Loan Agreement is hereby amended to add the Pennsylvania Housing Finance Agency as an Investor.

          (m) Schedule 5.22 to the Loan Agreement is hereby amended to add the following:

               14. Payment of intercompany advances made by the Parent to the Company from time to time under the Subordinated Demand Revolving Note of the Company dated September 7, 1999.

     3.   Amendment to Pledge and Security Agreement. The Pledge and Security
          ------------------------------------------
Agreement is hereby amended as follows:

          (a) A new Section 4.08, which reads as follows, is added to the Pledge and Security Agreement after Section 4.07:

               4.08  REO. If an Investment Mortgage Loan is foreclosed, the
                     ---
          resulting REO will remain an Eligible Mortgage Loan if the following documents are delivered to the Agent:

                     (a) if the purchaser at foreclosure is the Borrower and a
               redemption period is applicable to the sale:

                         (i)    a certified copy of the certificate of sale;

                         (ii) an assignment of the certificate of sale from the Borrower, in blank; and

                         (iii) a copy of a recent appraisal (i.e., not more than 60 days old) of the REO.

                     (b) if the purchaser at foreclosure is the Borrower and
               either no redemption period is applicable to the sale or such redemption period has expired:

                         (i) a certified copy of the deed conveying the REO to the Borrower;

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                         (ii)   a deed conveying the REO, executed in blank by
                    the Borrower;

                         (iii) an original owner's title insurance policy showing the Borrower as owner, subject only to such exceptions as may be acceptable to the Agent;

                         (iv) a copy of a recent appraisal (i.e., not more than 60 days old) of the REO; and

                         (v) if requested by the Agent, a Mortgage on the REO in favor of the Agent, executed by the Borrower.

     4.  Exiting Lenders. On the Effective Date, the aggregate unpaid principal
         ---------------
amount of the Loans made by The Bank of New York and Chase Bank of Texas, N.A. (the "Exiting Lenders") under the Loan Agreement and related Note, together with all interest, fees and other amounts, if any, payable to each Exiting Lender thereunder as of the Effective Date (the "Payoff Amount"), shall be repaid in full from the proceeds of Loans made by the remaining Lenders, and the Commitments of the Exiting Lenders under the Loan Agreement shall terminate. The Agent shall distribute to the Exiting Lenders by not later than 3:00 P.M. (Minneapolis time) on the Effective Date out of the proceeds of the Loans made for such purpose the amount required to pay each Exiting Lender's Payoff Amount in full, whereupon such Exiting Lender shall no longer be a party to the Loan Agreement other than in respect of rights relating to indemnities and similar rights (including, without limitation, pursuant to Sections 2.10(a), 2.10(b) and 10.1 of the Loan Agreement) for events occurring or matters relating to the period prior to the Effective Date.

     5.  New Lender. On the Effective Date, Comerica Bank ("Comerica") shall be
         ----------
a Lender under the Loan Agreement and shall have all of the rights, privileges and benefits of a Lender under the Loan Agreement and the Loan Documents, and shall have all of the duties of a Lender thereunder, as if Comerica had initially been a party to the Loan Agreement as a Lender. Comerica shall make Advances on the Effective Date, as requested by the Agent, so that its outstanding Advances of each Tranche and Segment are equal to its Commitment Percentage of such Advances outstanding on the Effective Date.

     6.  Conditions to Effectiveness of this Amendment. This Amendment shall
         ---------------------------------------------
become effective on September 1, 2000 (the "Effective Date"), provided the Agent shall have received at least eight (8) counterparts of this Amendment, duly executed by the Borrower and all of the Lenders (including the Existing Lenders and Comerica), and the following conditions are satisfied:

         (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower in Section 5 of the Loan Agreement and Section 5 of the

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     Pledge and Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

          (c) Except as disclosed in the Parent's quarterly report on form 10-Q filed with the Securities and Exchange Commission for the fiscal quarter ended March 31, 2000, no material adverse change in the business, assets, financial condition or prospects of the Borrower shall have occurred since December 31, 1999.

          (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof::

               (i) a new Committed Warehousing Promissory Note payable to each Lender holding a Commitment from and after the Effective Date, in the amount of such Lender's respective Commitment Amount after giving effect to this Amendment (each, a "New Note"), duly executed by the Company;

               (ii) copy of resolutions of the Board of Directors of the Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

               (iii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iv) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

               (v) a certificate of good standing for the Borrower in the jurisdiction of its incorporation, certified by the appropriate governmental official as of a date not more than 10 days prior to the Effective Date; and

               (vi) such other documents, instruments and approvals as the Agent may reasonably request.

     7.   Acknowledgments. The Borrower and each Lender acknowledges that, as
          ---------------
amended hereby, the Loan Agreement and the Pledge and Security Agreement each remains in full force and effect with respect to the Borrower and the Lenders, and that each reference to the Loan Agreement, the Pledge and Security Agreement or the Notes in the Loan Documents shall

                                      -7-
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refer to the Loan Agreement or the Pledge and Security Agreement, as amended hereby, or the New Notes. The Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Default exist.

     8.   General.
          -------

          (a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Borrower, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

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                    [This page is intentionally left blank]

                                      -9-
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                    NVR MORTGAGE FINANCE, INC.

                                    By:  _________________________
                                    Its: _________________________

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Agent and Lender

                                    By:  _________________________
                                    Its: _________________________

                                    FLEET NATIONAL BANK

                                    By:  _________________________
                                    Its: _________________________

                                    GUARANTY FEDERAL BANK, F.S.B.

                                    By:  _________________________
                                    Its: _________________________

                                    NATIONAL CITY BANK OF
                                     KENTUCKY

                                    By:  _________________________
                                    Its: _________________________

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                                    COMERICA BANK


                                    By:  _________________________
                                    Its: _________________________

                                    THE BANK OF NEW YORK,
                                    as Exiting Lender

                                    By:  _________________________
                                    Its: _________________________

                                    CHASE BANK OF TEXAS,
                                     NATIONAL ASSOCIATION,
                                    as Exiting Lender

                                    By:  _________________________
                                    Its: _________________________

                                       2

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                                SCHEDULE 1.1(a)
                                ---------------

================================================================================
                                                                     Commitment
Lender                                                                 Amount
--------------------------------------------------------------------------------
   U.S. Bank National Association                                   $ 45,000,000
Mortgage Banking Services
U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention: Kathleen Connor
Telephone: 612-973-0306
Telecopy: 612-973-0826
--------------------------------------------------------------------------------
Guaranty Federal Bank,F.S.B.                                        $ 20,000,000
8333 Douglas, 11/th/ Floor
Dallas, TX 75225
Attention: Mike Barber
Telephone: 214-360-2872
Telecopy: 214-360-1660
--------------------------------------------------------------------------------
Fleet Bank, N.A.                                                    $ 10,000,000
115 Perimeter Place
Suite 500
Atlanta, GA 30346
Attention: Steven S. Selbo
Telephone: 770-390-6522
Telecopy: 770-390-9811
--------------------------------------------------------------------------------
   Comerica Bank                                                    $ 15,000,000
Comerica Tower at Detroit Center
500 Woodward Avenue
Detroit, MI 48226
Attention: Heather D. Hogle
Telephone: 313-222-5740
Telecopy: 313-222-9295
--------------------------------------------------------------------------------
   National City Bank of Kentucky                                   $ 10,000,000
421 W. Market Street
Louisville, KY 40202
Attention: Mary Jo Reiss
Telephone: 502-581-4197
Telecopy: 502-581-4154
--------------------------------------------------------------------------------
  TOTAL                                                             $100,000,000
================================================================================

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